Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zone Mining Limited (the "Company") on Form 10-KSB for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Albert Berrow, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 28th day of June, 2006.

ALBERT BERROW
Albert Berrow
Chief Executive Officer and Chief Financial Officer